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                                                                    EXHIBIT 23.1





                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-61431.



ARTHUR ANDERSEN LLP

Austin, Texas
December 28, 1998